AMENDMENT TO SALE AGREEMENT
Bay Point Resort Apartments, Corpus Christi, TX

THIS AMENDMENT TO SALE AGREEMENT (this “Amendment”) is entered into effective as of June 14, 2007 (the “Effective Date”), by and between Bay Point Resort Corpus Christi, L.P., a Texas limited partnership (“Seller”), and Triple Net Properties, LLC, a Virginia limited liability company (“Buyer”).

RECITALS

Seller and Buyer are parties to that certain Sale Agreement dated June 8, 2007 (the “Contract”), with respect to that certain real property located in Corpus Christi, Texas and more particularly described in the Contract (the “Property”). Seller and Buyer desire to amend the Contract as hereinafter provided.

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and the mutual agreements herein set forth and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. The definition of “Contingency Time” in Section 1 of the Contract is hereby deleted and replaced with the following:

“Contingency Time – 4:00 p.m. Pacific time on June 15, 2007”

2. Notwithstanding anything herein or in the Contract to the contrary, the parties agree that this Amendment is and shall be subject to the mutual execution and delivery of this Amendment by Seller at or prior to 4:00 p.m. Pacific time on June 14, 2007 (the “Cutoff”). IN THE EVENT THAT SELLER DOES NOT EXECUTE AND DELIVER THIS AMENDMENT TO BUYER AT OR BEFORE THE CUTOFF, THE CONTRACT SHALL BE DEEMED TERMINATED BY BUYER IN ACCORDANCE WITH ITS TERMS, AND EXECUTION AND DELIVERY OF THIS AMENDMENT BY BUYER TO SELLER SHALL CONSTITUTE WRITTEN NOTICE OF SUCH TERMINATION IN ACCORDANCE WITH THE TERMS OF THE CONTRACT.

3. Seller and Buyer acknowledge and agree that, except as amended herein, the Contract is in full force and effect and is hereby ratified and confirmed.

4. This Amendment (i) may be executed by facsimile signatures and in several counterparts, and each counterpart when so executed and delivered shall constitute an original of this Amendment, and all such separate counterparts shall constitute but one and the same Amendment and (ii) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supercedes all prior agreements, consents and understandings related to such subject matter.

EXECUTED to be effective as of the date first above written.

SELLER:

BAY POINT CORPUS CHRISTI, L.P. By: WLA Nevada, Inc., its General Partner By: /s/ Paul C. Belden

Name: Paul C. Belden

Title: Pres.

BUYER:

TRIPLE NET PROPERTIES, LLC By: /s/ Jack Maurer

Name: Jack Maurer

Title: Executive Vice President